                                                                    Exhibit 10.9

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment"), dated July ___, 2002, is made and entered into on the terms and conditions hereinafter set forth, by and among NN, INC., a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower who are parties to the Credit Agreement, as hereinafter defined (the "Guarantors"), the several lenders who are now or hereafter become parties to the Credit Agreement (the "Lenders"), AMSOUTH BANK, an Alabama state bank, individually and as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and BANK ONE, KENTUCKY, NA, individually and as co-agent for the Lenders (in such capacity, the "Co-Agent").

                                    RECITALS:

     1. Pursuant to a Credit Agreement dated as of July 20, 2001, among the Borrower, the Guarantors, the Administrative Agent, the Lenders and the Co-Agent, as amended by that certain Amendment No. 1 to Credit Agreement dated October 4, 2001, (as the same heretofore may have been and/or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make Loans, all as more specifically described in the Credit Agreement. Capitalized terms used but not otherwise defined in this Agreement have the same meanings as in the Credit Agreement.

     2. The parties hereto desire to amend the Credit Agreement in certain respects, as more particularly hereinafter set forth.


                                   AGREEMENTS:

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Subsection 1.1 of the Agreement is hereby amended by amending the definition of "Term Loan Commitments" to provide as follows:

          "Term Loan Commitments" shall mean, at any time, the commitment of all the Lenders, collectively, to make Term Loans to the Borrower from time to time, pursuant to the provisions of Section 2.2.2, and the "Term Loan Commitment" of any Lender at any time shall mean an amount equal to such Lender's Percentage multiplied by the then effective aggregate Term Loan Commitments. The Term Loan Commitments are in the aggregate amount set forth in Section 2.1.

     2. Term Loan Commitments. Subsection 2.1.1(c) of the Agreement is hereby amended to provide as follows:

     (c) The aggregate amount of the Term Loan Commitments shall be $27,378,000, which amount shall reduce by $1,750,000 on October 1, 2002, and on each January 1, April 1, July 1 and October 1 thereafter.

     3. Voluntary Reductions of Revolving Credit Commitments and Term Loan Commitments. Subsection 2.1.2 of the Agreement is hereby amended to provide as follows:

          2.1.2. Voluntary Reductions of Revolving Credit Commitments and Term Loan Commitments. The Borrower shall have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Credit Commitments and Term Loan Commitments in an amount up to the amount by which the Revolving Credit Commitments or the Term Loan Commitments, as applicable, exceed the aggregate amount of the then outstanding Revolving Loans or the Term Loans. The Borrower shall give not less than ten (10) Business Days' prior written notice to the Administrative Agent designating the date (which shall be a Business Day) of such termination or reduction and the amount of any reduction. Promptly after receipt of a notice of such termination or reduction, the Administrative Agent shall notify each Lender of the proposed termination or reduction. Such termination or reduction of the Revolving Credit Commitments or the Term Loan Commitments, as the case may be, shall be effective on the date specified in the Borrower's notice and shall reduce the Revolving Credit Commitments or the Term Loan Commitments, as applicable, of each Lender in proportion to its Percentage of the Revolving Credit Commitments or the Term Loan Commitments, as applicable. Any such reduction of the Revolving Credit Commitments or the Term Loan Commitments shall be in a minimum amount of $1,000,000 and in integral multiples of $500,000.

     4. Commitment to Make Term Loans. Subsection 2.2.2 of the Agreement is hereby amended to provide as follows:

          2.2.2. Commitment to Make Term Loans. Subject to all of the terms and conditions of this Agreement (including the conditions set forth in Sections 6.1 and 6.2) in reliance upon the representations and warranties of the Borrower herein set forth, each Lender hereby severally agrees to make Term Loans to the Borrower from time to time prior to the Term Loan Maturity Date and for the purposes identified in Section 2.7.; provided, however, in no event shall (a) the aggregate principal amount of the Term Loans made by any Lender outstanding at any time exceed such Lender's Term Loan Commitment, or (b) the aggregate principal amount of the Term Loans outstanding at any time exceed the Term Loan Commitments. All Term Loans shall be paid in full no later than the Term Loan Maturity Date.

     5. Revolving Credit; Minimum Borrowings. Subsection 2.2.4 is hereby amended to provide as follows:

          2.2.4. Revolving Credit; Minimum Borrowings. Amounts borrowed by the Borrower under the Revolving Credit Commitments may be prepaid and reborrowed from time to time during the Revolving Commitment Period. Amounts borrowed by the Borrower under the Term Loan Commitments may be prepaid and reborrowed from time to time prior to the Term Loan Maturity Date. The aggregate amount of Revolving Loans or Term Loans made on any Funding Date shall be in integral multiples of $100,000.

     6. Notice of Borrowing. Exhibit 2.2.5 [Form of Notice of Borrowing] to the Agreement is hereby deleted and Exhibit 2.2.5 hereto is substituted in lieu thereof. Subsection 2.2.5 of the Agreement is hereby amended to provide as follows:

          2.2.5.  Notice of Borrowing.

          (a) Delivery of Notice. Whenever the Borrower desires to borrow under Section 2.2.1 or Section 2.2.2, it shall deliver to the Administrative Agent a Notice of Borrowing no later than 11:00 a.m. (Central time) at least one (1) Business Day in advance of the proposed Funding Date (in the case of Base Rate Loans) or three (3) Business Days in advance of the proposed Funding Date (in the case of LIBOR Loans). The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount of the proposed Borrowing, (iii) whether the proposed Borrowing shall be a Revolving Loan or a Term Loan,
     (iv) whether the proposed Borrowing shall be in the form of Base Rate Loans or LIBOR Loans, and (v) in the case of LIBOR Loans, the requested Interest Period. In lieu of delivering a Notice of Borrowing, the Borrower may give the Administrative Agent telephonic notice by the required time of notice of any proposed Borrowing under this Section 2.2.5; provided, however, that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to the Administrative Agent on or prior to the Funding Date of the requested Revolving Loans or Term Loans. The execution and delivery of each Notice of Borrowing shall be deemed a representation and warranty by the Borrower that the requested Revolving Loans or Term Loans may be made in accordance with, and will not violate the requirements of, this Agreement, including those set forth in Section 2.2.1 or Section 2.2.2.


          (b) No Liability for Telephonic Notices. Neither the Administrative Agent nor any Lender shall incur any liability to the Borrower in acting upon any telephonic notice given pursuant to this Section 2.2.5 that the Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of the Borrower or for otherwise acting in good faith under this Section 2.2.5 and, upon the funding of Revolving Loans or Term Loans by the Lenders in accordance with this Agreement pursuant to any telephonic notice, the Borrower shall have effected a Borrowing of Revolving Loans or Term Loans, as the case may be, hereunder.

          (c) Notice Irrevocable. A Notice of Borrowing for LIBOR Loans (or a telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrower shall be bound to make a Borrowing in accordance therewith.

     7. Commitment Fees. Subsection 2.8.3 of the Agreement is hereby amended to provide as follows:

          2.8.3. Commitment Fees. The Borrower agrees to pay to the Administrative Agent, for distribution to the Lenders in proportion to their respective Percentages, (a) annual commitment fees for the period commencing on the date hereof to but excluding the Revolving Commitment Period Expiration Date equal to the average of the daily unused portion of the Revolving Credit Commitments (i.e., the aggregate amount of the Revolving Credit Commitments less the aggregate amount of Revolving Loans outstanding) multiplied by the Applicable Commitment Fee Percentage, and
     (b) annual commitment fees for the period commencing on the date hereof to but excluding the Term Loan Maturity Date equal to the average of the daily unused portion of the Term Loan Commitments (i.e., the aggregate amount of the Term Loan Commitments less the aggregate amount of Term Loans outstanding) multiplied by the Applicable Commitment Fee Percentage (collectively, the "Commitment Fees"). Commitment Fees shall be payable in quarter-annual installments, in arrears, on January 1, April 1, July 1, and October 1 of each year, commencing October 1, 2001, and on the Revolving Commitment Expiration Date (with respect to the Revolving Credit Commitments) and commencing October 1, 2002, and on the Term Loan Maturity Date (with respect to the Term Loan Commitments).

     8. Disbursement of Funds. Subsection 2.2.6 of the Agreement is hereby amended to provide as follows:

          2.2.6. Disbursement of Funds. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof), the Administrative Agent shall notify each Lender of the proposed Borrowing in writing, or by telephone promptly confirmed in writing. Each Lender shall make the amount of its Revolving Loan or Term Loan, as the case may be, available to the Administrative Agent, in immediately available funds, at the Lending Office of the Administrative Agent, not later than 11:00 a.m. (Central time) on the Funding Date. The Administrative Agent shall make the proceeds of such Revolving Loans or Term Loans available to the Borrower on such Funding Date by causing an amount of immediately available funds equal to the proceeds of all such Revolving Loans or Term Loans, as the case may be, received by the Administrative Agent to be credited to the account of the Borrower at such office of the Administrative Agent.

     9. Term Loan Principal Payments. Subsection 3.1.2 of the Agreement is hereby amended to provide as follows:

          3.1.2. Term Loan Principal Payments. Principal of the Term Loans shall be repaid in an amount necessary to reduce the outstanding principal of the Term Loans to an amount that is not greater than the amount of the Term Loan Commitments, as such amount reduces from time to time in accordance with Subsection 2.1.1(c) of this Agreement; provided, however, that in connection with any payment of principal of the Term Loans consisting of LIBOR Loans, the Borrower shall pay to the Administrative Agent, for distribution to the Lenders, the accrued interest on such Loan required to be paid pursuant to Section 3.1.1 and any amounts required to be paid pursuant to Section 3.3.3.

     10. Optional Prepayments. Subsection 3.1.3(a)(2) is hereby amended by deleting from the last two (2) lines the clause "and provided further that any prepayments of the Term Loans, shall be applied to scheduled Term Loan principal payments in the inverse order of their maturity."

     11. Mandatory Prepayment. The first sentence of Subsection 3.1.3(b)(1) of the Agreement is hereby amended by deleting from the first sentence the language "and provided further that any prepayments of the Term Loan shall be applied to scheduled Term Loan principal payments in the inverse order of their maturity." The penultimate sentence of Subsection 3.1.3(b)(1) of the Agreement is hereby amended to provide as follows:

     Any prepayment pursuant to this paragraph (1) shall be applied first to the outstanding principal balance of the Term Loans, and then to outstanding Revolving Loans, in each case applied first to Base Rate Loans until the same have been fully repaid, and then to LIBOR Loans.

     12. Secondary Offering. The proceeds received by the Borrower from the Borrower's anticipated secondary offering of its stock less any underwriters' discounts and commissions shall be applied to the outstanding Term Loans in accordance with the provisions of Subsection 3.1.3(b) of the Agreement; provided, however, notwithstanding the provisions of Section 3.1.3(b) of the Agreement so long as such proceeds are received by the Borrower not later than September 30, 2002, the amount of the Term Loan Commitments shall not be reduced by the amount of such prepayment.

     13. Restricted Payments. Clause (c) of Section 9.5 is hereby amended to provide as follows:

          (c) the Borrower may declare and pay dividends and make distributions payable to its shareholders in any Fiscal Year in an aggregate amount not in excess of (i) $5,500,000 or (ii) in the event Borrower received proceeds from its anticipated secondary offering on or before September 30, 2002, $6,500,000.

     14. Restructuring Fee. Upon execution of this Amendment, the Borrower shall pay to the Administrative Agent, for distribution to the Lenders in proportions to their respective Percentages, a restructuring fee in the amount of $54,756.

     15. Effectiveness. This Amendment shall be effective only upon execution and delivery by the Borrower, the Guarantors, the Administrative Agent and the Lenders.

     16. Representations and Warranties of the Borrower and the Guarantors. As an inducement to the Administrative Agent, the Co-Agent and the Lenders to enter into this Amendment, the Borrower and the Guarantors hereby represent and warrant to the Administrative Agent, the Co-Agent and the Lenders that, on and as of the date hereof:

          (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct, except for (1) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (2) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents, and

          (b)  no Default or Event of Default has occurred and is continuing.

     17. Effect of Amendment; Continuing Effectiveness of Credit Agreement and Loan Documents.

          (a) Neither this Amendment nor any other indulgences that may have been granted to the Borrower or any of the Guarantors by the Administrative Agent, the Co-Agent or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent, the Co-Agent or any Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

          (b) This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Any noncompliance by the Borrower or any Guarantor with any of the covenants, terms, conditions or provisions of this Amendment that shall continue for more than twenty
     (20) days after the earlier of (a) written notice from the Administrative Agent to the Borrower or such Guarantor, as applicable, of the existence of such Default or (b) the date any Responsible Officer of the Borrower or such Guarantor, as applicable, first obtains knowledge of such failure, shall constitute an Event of Default. Except to the extent amended hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects.

     18. Counterparts. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

     19.  Miscellaneous.

          (a) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

          (b) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

          (c) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

          (d) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

                          [Signatures Begin Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                             BORROWER:

                             NN, INC.,
                             a Delaware corporation


                             By:   /s/ William C. Kelly, Jr.
                                ------------------------------------------------
                                Name:  William C. Kelly, Jr.
                                     -------------------------------------------
                                Title: Treasurer
                                      ------------------------------------------


                             GUARANTORS:

                             INDUSTRIAL MOLDING GP, LLC,
                             a Delaware limited liability company


                             By:   /s/ David L. Dyckman
                                ------------------------------------------------
                                Name:  David L. Dyckman
                                     -------------------------------------------
                                Title: Manager
                                      ------------------------------------------


                             INDUSTRIAL MOLDING LP, LLC,
                             a Tennessee limited liability company


                             By:   /s/ William C. Kelly, Jr.
                                ------------------------------------------------
                                Name:  William C. Kelly, Jr.
                                     -------------------------------------------
                                Title: Manager
                                      ------------------------------------------


                        [Signatures Continued Next Page]

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                             INDUSTRIAL MOLDING GROUP, L.P.,
                             a Tennessee limited partnership

                             By: Industrial Molding GP, LLC, a Delaware limited liability company, its general partner


                                  By:   /s/ David L. Dyckman
                                     -------------------------------------------
                                     Name:  David L. Dyckman
                                          --------------------------------------
                                     Title: GP, Manager
                                           -------------------------------------


                             DELTA RUBBER COMPANY,
                             a Connecticut corporation

                             By:   /s/ David L. Dyckman
                                ------------------------------------------------
                                Name:  David L. Dyckman
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------



                             LENDERS:


                             AMSOUTH BANK, as a Lender and as
                             Administrative Agent


                             By:   /s/ Sarah Dawkins
                                ------------------------------------------------
                                Name:  Sarah Dawkins
                                     -------------------------------------------
                                Title: Officer
                                      ------------------------------------------


                             BANK ONE, KENTUCKY, NA, as a Lender and as
                             Co-Agent


                             By:   /s/ Thelma B. Ferguson
                                ------------------------------------------------
                                Name:  Thelma B. Ferguson
                                     -------------------------------------------
                                Title: First Vice President
                                      ------------------------------------------


                        [Signatures Continued Next Page]

                             FIRSTAR BANK, N.A., as a Lender


                             By: /s/ Russell S. Rogers
                                 -----------------------------------------------
                                 Name: Russell S. Rogers
                                       -----------------------------------------
                                 Title: Vice President
                                        ----------------------------------------


                             SUNTRUST BANK, as a Lender

                             By: /s/ William E. Edwards, III
                                 -----------------------------------------------
                                 Name: William E. Edwards, III
                                       -----------------------------------------
                                 Title: Group Vice President Corporate Banking
                                        ----------------------------------------


                             FIRST TENNESSEE BANK, NATIONAL ASSOCIATION, as a Lender


                             By: /s/ Vincent Hickam
                                 -----------------------------------------------
                                 Name: Vincent Hickam
                                       -----------------------------------------
                                 Title: Executive Vice President
                                        ----------------------------------------

                                                                   EXHIBIT 2.2.5

                          [FORM OF NOTICE OF BORROWING]

                                     [Date]

AmSouth Bank
AmSouth Center
315 Deaderick Street
Nashville, TN 37237
Attn: Corporate Finance

Ladies and Gentlemen:

     Pursuant to that certain Credit Agreement dated as of July 20, 2001, among NN, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower now or hereafter becoming parties thereto, the several lenders who are or become parties thereto (the "Lenders"), AmSouth Bank, as administrative agent for the Lenders (the "Administrative Agent"), and Bank One Kentucky, NA, as co-agent (the "Co-Agent") (as the same heretofore may have been and/or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement), [notice is hereby given of the Borrower's] [the Borrower hereby confirms its prior telephonic] request to borrow on __________________ __, 200_ from the Lenders on a pro rata basis $____________ as [Base Rate] [LIBOR] [Revolving] [Term] Loans. [The initial Interest Period for such LIBOR Loans is requested to be a _____________ month period.] The proceeds of such [Revolving Loans] [Term Loans] are to be deposited in the Borrower's account #__________________ maintained with the Administrative Agent.

     The undersigned officer of the Borrower hereby certifies that (1) the foregoing [Revolving Loans] [Term Loans] are permitted by, comply with all requirements of and will not violate any provisions of the Credit Agreement, including those set forth in Section 2.2.1 or Section 2.2.2 thereof, and (2) all of the conditions of the Credit Agreement to the making of the foregoing [Revolving Loans] [Term Loans], including those set forth in Section 6.2 thereof, have been satisfied.

                                       NN, INC.


                                       By:
                                           -------------------------------------
                                           Title:
                                                  ------------------------------